UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

______________________________________________

Date of Report (Date of Earliest Event Reported):    March 20, 2013

THE FRESH MARKET, INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	1-34940 (Commission File Number)	56-1311233 (I.R.S. Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (336) 272-1338

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e): On March 20, 2013, the Board of Directors of The Fresh Market, Inc. (the “Company”) adopted The Fresh Market, Inc. Annual Incentive Compensation Program for Select Executives (the “Program”) in which the Company’s principal executive officer, principal financial officer, and other named executive officers participate, and which is briefly described below.

The Program awards cash bonuses to participants based upon the Company’s achievement of specified performance goals in fiscal year 2013. Under the Program, a maximum amount is established for each named executive officer equal to a percentage of the Company’s operating income, and the Compensation Committee of the Board of Directors of the Company is granted discretion to reduce such amounts based on the facts and circumstances as determined by the Compensation Committee, including the same financial metrics used in determining bonuses for other employees of the Company. Such metrics include the Company’s operating income on an excluded items basis, the Company’s total sales, and the Company’s achievement of a threshold level of return on invested capital.

Awards under the Program are subject to the Company’s Compensation Recoupment Policy, described in Item 8.01 of the Form 8-K filed by the Company on March 27, 2012, and the Company’s 2010 Omnibus Incentive Compensation Plan.

The foregoing summary is qualified in its entirety by reference to the Program, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01     Other Events

On March 20, 2013, effective immediately except as otherwise specified, the Board of Directors of the Company adopted (i) amended Corporate Governance Guidelines; (ii) an amended Compensation Committee Charter; and (iii) an amended Nominating and Corporate Governance Committee Charter, each of which is briefly described below.

The amended Corporate Governance Guidelines include categorical independence standards to assist the Board of Directors in determining director independence (effective after the 2013 annual meeting of stockholders), allow for the independent directors to appoint a lead director, and make other non-material changes.

The amended Compensation Committee Charter makes modifications to the procedure for evaluating the performance and determining the compensation of the CEO which are appropriate in light of the CEO’s election to the Board of Directors. It also includes criteria for evaluating the independence of compensation advisors, as well as other non-material changes. The amended Nominating and Corporate Governance Committee Charter makes non-material changes.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

10.1	The Fresh Market, Inc. Annual Incentive Compensation Program for Select Executives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: March 26, 2013    By:     /s/ Scott F. Duggan
Name: Scott F. Duggan
Title: Senior Vice President – General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	The Fresh Market, Inc. Annual Incentive Compensation Program for Select Executives